Exhibit 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. section1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fona, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chloe DiVita, Treasurer, Secretary, Director and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



BY(Signature)                         /s/ Chloe DiVita
(Name and Title)                      Chloe DiVita,
                                      Treasurer, Secretary, Director
                                      and Chief Financial Officer

(Date)                                December 10, 2010






                                       16


                                  End of Filing